SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of report (Date of earliest event reported) September 19, 2006
                                                  ------------------

               INTERNATIONAL IMAGING SYSTEMS, INC.
              ------------------------------------
       (Exact name of registrant as specified in Charter)


       Delaware                  000-25413        65-0854589
   ----------------------------------------------------------------
   (State or other Jurisdiction  Commission      (IRS employer
         of incorporation)       file no.)     identification no.)


 2419 E. Commercial Boulevard, # 307, Ft. Lauderdale, FL    33308
--------------------------------------------------------------------
    (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code (954) 492-3703
                                                   --------------

                         Not Applicable
   ----------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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


Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 1.01. Entry into a Material Definitive Agreement

On September 19, 2006, we entered into a Stock Purchase Agreement ("Purchase Agreement") dated as of September 19, 2006 by and among the Registrant, International Imaging Systems, Inc., a Delaware corporation, Lomond International, Inc., a North Carolina corporation that acted as an agent for several purchasers ("Buyer"), the Registrant's Chief Executive Officer,
C. Leo Smith ("Smith"), and certain major shareholders of the Registrant, Laura Palisa Mujica, Lara Sarafianos and Michael D'Angelo ("Major Shareholders"). Under the Purchase Agreement the Major Shareholders sold 4,500,000 shares of the Company's restricted common stock ("Common Stock"), or 56.4% of the issued and outstanding capital stock of the Registrant, at $0.09 per share, for an aggregate purchase price of $405,000.00 ("Stock Resale Transaction"). All current officers and directors of the Registrant would agree to resign and Buyer's nominees would be appointed as officers and directors in connection with the Stock Resale Transaction. Lomond acted as an agent for several purchasers, all of whom are "accredited" investors as defined under Regulation D of the Rules and Regulations under the Securities Act. Smith, and the Company's administrative manager, Susan Archer, also agreed to post-closing engagement as consultants by the Company's wholly owned operating subsidiary, Advanced Staffing International, Inc. as operations manager and office administrator, respectively, for continuity of its operations following the Stock Resale Transaction.

On September 19, 2006, in connection with and prior to completion of the Stock Resale Transaction, the Major Shareholders, determined to convert, and did convert, approximately $273,711 of shareholder loan indebtedness of the Registrant to additional paid-in capital. In addition, the Major Shareholders accepted assignment of an account receivable from Alcard Mexico, S.A., owned and held by the Registrant, in full and final satisfaction of an additional $30,000 of the Registrant's shareholder loan


                            Page 2 of 7
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indebtedness.  In  total,  the  conversion  to  paid-in   capital
transactions, and the acceptance of assignment of the Alcard Mexico, S.A. account receivable, resulted in extinguishment of the total shareholder loan indebtedness of the Registrant, in the aggregate, approximate amount of $303,712. The Major Shareholders effecting conversion of their shareholder debt to equity and accepting assignment of the Alcard Mexico, S.A. receivable are the same shareholders participating in the private sale of 4,500,000 shares of the Issuer's restricted Common Stock reported in this Form 8-K, Item 1.01.

Item 5.01. Changes in Control of Registrant.

The transactions contemplated by the Purchase Agreement were closed on September 19, 2006 (the "Effective Date"), certain terms of which are described in Item 1.01 of this current Report on Form 8-K, which is incorporated by reference in this Item 5.01.

On September 19, 2006, the Buyers acquired approximately 56.4% of the issued and outstanding capital stock of the Registrant in a privately negotiated control share acquisition transaction not involving the Issuer, an underwriter or a dealer. The Buyers purchased a total of 4,500,000 shares of the Issuer's restricted Common Stock from Laura Palisa Mujica, Lara Sarafianos and Michael D'Angelo (hereinafter "Sellers") for aggregate consideration in the amount of $405,000, or $0.09 per share. The purchase and sale transaction was a cash transaction closed on September 19, 2006 with distribution of the net proceeds of sale to the Sellers and dispatch of transfer instructions to the Registrant's Transfer Agent to replace the Sellers as record holders of the purchased stock and to transfer record title thereto to the Buyers.

The Registrant is informed upon inquiry that all of the consideration used by the Buyers in the purchase and sale transaction were personal funds or working capital and that none of the consideration was comprised of loan proceeds from a bank or otherwise.

As part of the transactions described above, the following changes to the Company's directors and officers have occurred or will occur:

-  C.  Leo  Smith  resigned as the Registrant's  Chief  Executive
Officer, Chief Financial Officer and member of the Board of Directors as of the Effective Date.

- Susan Archer resigned as the Registrant's Secretary as of the Effective Date.

- Alex Sarafianos resigned as member of Registrant's Board of Directors as of the Effective Date.

- John Vogel became the Registrant's Chief Executive Officer and a director as of the Effective Date.

- Robert Scherne became the Registrant's Chief Financial Officer as of the Effective Date.

-Vincent Finnegan become a director of the Registrant as of the Effective Date.


                            Page 3 of 7
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SECURITY OWNERSHIP OF BENEFICIAL OWNER AND MANAGEMENT PRIOR TO
THE TRANSACTION

The following table sets forth, as of September 18, 2006, certain information regarding the ownership of our capital stock by each of our directors and executive officers, each person who is known to be a beneficial owner of more than 5% of any class of our voting stock, and by all of our officers and directors as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock for computing the percentage of the person or entity holding such shares is based on 7,973,700 shares of the Common Stock issued and outstanding on a fully diluted basis, as of September 18, 2006.


Name of Beneficial Owner (1)   Shares of Common     Percentage (%) of
                               ----------------     -----------------
                                 Stock Owned        Common Stock (2)
-----------------------------  ---------------      ----------------
Michael D'Angelo                   1,500,000           19.83%
Laura Palisa Mujica                2,100,000           27.76%
Lara Nicole Sarafianos             1,200,000           15.87%
Alicia M. LaSala                     504,000            6.62%
Alfred M. Schiffrin                  635,000            8.40%
Alex Sarafianos                       25,000            0.33%
C. Leo Smith                         160,000(3)         2.02%(3)
Susan Archer                         130,000            1.72%
All officers and directors
   as a group                        315,000            4.07%
(three persons)(3)

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (1) to Item 403 (b) of Regulation S-B of the Exchange Act.

(2) Percentages are approximate.

(3) Excludes the 2,100,000 shares owned by the mother of Mr.
Smith, Laura Palisa Mujica. Mr. Smith disclaims beneficial ownership of such shares.




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SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT
FOLLOWING THE TRANSACTION

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Registrant's common stock immediately following the Stock Resale Transaction by (i) each person known by Registrant who will beneficially own five percent (5%) or more of the outstanding shares; and (ii) the officers and directors who will take office as of the Effective Date, individually and as a group:



============================== =========================== ===========================
          Name                 Shares of Common Stock Held Percentage of Shares Issued
                               Following Completion of the  and Outstanding Following
                                 Stock Resale Transaction   Completion of the Stock
                                                               Resale Transaction
============================== ========================== ============================
John Vogel                                              0                      0%
============================== ========================== ============================
Robert Scherne                                          0                      0%
============================== ========================== ============================
Vincent Finnegan                                        0                      0%
============================== ========================== ============================
Windmere Insurance Company                        433,333                    5.4%
============================== ========================== ============================
Vision Opportunity Master Fund                    500,000                     6.3%
============================== ========================== ============================
Ralph O. Olson                                    793,333(1)                  9.9%(1)
============================== ========================== ============================
Martin A. Sumichrast                              765,000(2)                  9.6%(2)
============================== ========================== ============================
Menlo Venture Partners                            396,000                     5.0%
============================== ========================== ============================
Castle Bison, Inc.                                396,000                     5.0%
============================== ========================== ============================
Officers and Directors as a group                       0                       0%
============================== ========================== ============================

                   TOTALS                       3,283,666                    41.2%
============================== ========================== ============================

(1) Includes 93,333 shares owned by members of Mr. Olson's immediate family. Mr. Olson disclaims beneficial ownership of such shares.
(2) Includes 500,000 shares owned by members of Mr. Sumichrast's immediate family. Mr. Sumichrast disclaims beneficial ownership of such shares.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 19, 2006, pursuant to the Purchase Agreement, C. Leo Smith, Susan Archer and Alex Sarafianos each delivered resignation letters to the Company (a) resigning as directors of the company, and (b) in the case of Mr. Smith and Ms. Archer, resigning as Chief Executive Officer/Chief Financial Officer and Secretary respectively, as of the Effective Date of the Stock Resale Transaction. The resignations of Messrs. Smith and Sarafianos and Ms. Archer are not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of the resignation letters of Messrs. Smith and Sarafianos and Ms. Archer are filed as Exhibits 17.1 and 17.2 and 17.3, respectively, to this Form 8-K.


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On  September 19, 2006, in accordance with the terms of the Stock
Purchase Agreement, the board of directors appointed Mr. John Vogel as Chief Executive Officer and a director of the Company, Mr. Robert Scherne as Chief Financial Officer of the Company and Mr. Vincent Finnegan as a director of the Company. Neither Mr. Vogel nor Mr. Scherne has entered into an employment agreement with the Registrant at this time.

Mr. Vogel has also been a director and co-founder of Century 21 Ability, Inc. from the period 1996 to December 2005. Mr. Vogel has over 30 years of experience in marketing and sales, including 13 years at World Savings Bank (WSB); VP District and VP Regional Loan Origination and VP Sales Manager and VP of Real Estate (Owned).

Mr. Scherne has been the principal of Robert C. Scherne, CPA, PC, since March 2003. Prior to that, Mr. Scherne was employed as an accountant by Merdinger, Fruchter Rosen and Company from December 1993 to December 2002; by Louis Sturz & Co. and its successor firm Grossman, Russo & Shapiro from July 1986 until November 2002; and by L.H. Frishkoff & Co. and its successor firm, A. Uzzo &Co., from July 1978 to June 1986. Mr. Scherne holds a BBA in Accounting from Pace University (New York City), and is an active member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Mr. Finnegan has been employed by Wells Fargo since August of 2005. Prior to that, Mr. Finnegan was employed by Santa Barbara Bank and Trust. At Santa Barbara Bank and Trust he was responsible for trust development from November of 2004 until January of 2005. Also, Mr. Finnegan served as a Regional Vice President of Sales at Phoenix Life Insurance Group from August of 1999 until October of 2003. Mr. Finnegan holds a Juris Doctorate from Chicago Kent College of Law and an MBA from Iona College Graduate School of Business.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There is no family relationship between any of our former officers or directors and our proposed officers and directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.




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Item 9. Financial Statements and Exhibits.

(a)
Exhibits
 Number   Description
--------  --------------

10.1 Stock Purchase Agreement dated as of September 19, 2006 by and among the Registrant, Lomond International, Inc., a North Carolina corporation, C. Leo Smith and certain major shareholders of the Registrant.
10.2      C. Leo Smith Consulting Agreement dated September 19, 2006
10.3      Susan Archer Consulting Agreement dated September 19, 2006
10.4      Schedule of Buyers
10.5      Agreement for Closing dated September 19, 2006
17.1      Resignation of Officer and Director - C. Leo Smith
17.2      Resignation of Officer - Susan Archer
17.3      Resignation of Director - Alex Sarafianos



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on current Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                            INTERNATIONAL IMAGING SYSTEMS, INC.

                            By:  /s/ John Vogel
                                -------------------------------
                                John Vogel, Executive Officer

Dated: September 22, 2006






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